UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 3, 2009

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53291
(Commission File No.)

1781 Larkspur Drive
Golden, CO   80401
(Address of principal executive offices and Zip Code)

(303) 526-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	EXECUTION OF MATERIAL DEFINITIVE AGREEMENT.

On December 3, 2009, we entered into a Consulting Services Agreement (the “Agreement”) with Robert Lupo and/or assignees.  The consultant will provide public relations, and advisory, and consulting services to the Company in conjunction with the development of the Company’s marketing plan, business plan, and goals.   The contract has a one year term, and 300,000 shares of restricted stock will be issued within 30 days after the date of this contract.  Under certain conditions, the contract can be terminated by either party after 30 days written notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of December, 2009.

LAKE VICTORIA MINING COMPANY, INC.

BY:	ROGER NEWELL
Roger Newell
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a Director